                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


[X]    Filed by Registrant.
[_]    Filed by Party other than the Registrant

Check the appropriate box:
[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                           GOTHIC ENERGY CORPORATION
               (Name of Registrant as Specified in Its Charter)

                                NOT APPLICABLE
      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (check the appropriate box):
[X]    No fee required.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and 0-11.
[_]    1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
[_]    2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
[_] 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
[_]    4)  Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
[_]    5)  Total Fee Paid:

       -------------------------------------------------------------------------
[_]    Fee paid previously with preliminary materials.
[_] Check box if any part of the Fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)  Amount Previously Paid:
                                  ----------------------------------------------
       2)  Form, Schedule or Registration Statement Number:
                                                           ---------------------
       3)  Filing Party:
                        --------------------------------------------------------
       4)  Date Filed:
                      ----------------------------------------------------------

                           GOTHIC ENERGY CORPORATION
                      5727 South Lewis Avenue - Suite 700
                            Tulsa, Oklahoma  74105

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                APRIL 22, 1997


     Notice is hereby given that the Annual Meeting of Shareholders of Gothic Energy Corporation (the "Company") will be held at the Double Tree Hotel, Main Floor Boardroom, 6110 South Yale Avenue, Tulsa, Oklahoma 74136, on Tuesday, April 22, 1997, at 10:00AM, for the following purposes:

     1. To elect five (5) directors of the Company to hold office until the next Annual Meeting of Shareholders in 1998 and until their respective successors are elected and qualified;

     2. To transact such other business as may properly come before the meeting, or any adjournments thereof.

     Information with respect to the above is set forth in the Proxy Statement which accompanies this Notice. Only holders of shares of the Company's Common Stock of record at the close of business on March 5, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting.

     We hope that all of our shareholders who can conveniently do so will attend the Meeting. Shareholders who do not expect to be able to attend the Meeting are requested to mark, date and sign the enclosed proxy and return the same in the enclosed addressed envelope which requires no postage and is intended for your convenience.


                                        John Rainwater, Secretary


Dated:  March 14, 1997

                           GOTHIC ENERGY CORPORATION

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited by the Board of Directors of Gothic Energy Corporation, an Oklahoma corporation (the "Company"), from the holders of shares of Common Stock, $.01 par value ("Common Stock") to be voted at the Annual Meeting of Shareholders (the "Meeting") to be held at the Double Tree Hotel, Main Floor Boardroom, 6110 South Yale Avenue, Tulsa, Oklahoma 74136, on Tuesday, April 22, 1997, at 10:00AM, and at any adjournments thereof.

     The only business which the Board of Directors intends to present or knows that others will present at the Meeting is the election of five (5) Directors of the Company to hold office until the next Annual Meeting of Shareholders in 1998 and until their successors have been elected and qualified. Management does not know of any other business to be brought before the Meeting but it is intended that as to any other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder. If proxies in the enclosed form are properly executed and returned, the Common Stock represented thereby will be voted at the Meeting in accordance with the shareholder's direction. Unless otherwise specified, proxies in the enclosed form will be voted for the election of five (5) Directors named as nominees.
Any shareholder giving a proxy has the power to revoke it at any time before the proxy is voted by revoking it in writing, by executing a later dated proxy or appearing at the Meeting and voting in person. Any writing revoking a proxy should be addressed to John Rainwater, Secretary of the Company, at the address set forth below.

     The Directors to be elected at the Meeting will be elected by a plurality of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote. With regard to the election of Directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because Directors will be elected by a plurality of votes cast.

     Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instructions from beneficial owners. Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors.

     Only holders of record of Common Stock as of the close of business on March 5, 1997 are entitled to vote at the Meeting or any adjournments thereof. On such date, the Company had outstanding voting securities consisting of 12,395,857 shares of Common Stock, each of which shares is entitled to one (1) vote on all proposals submitted to a vote of shareholders at the Meeting. Under the terms of the Company's Certificate of Incorporation, as amended, the holders of Preferred Stock have no voting rights except as required by the General Corporation Law of Oklahoma, and are not entitled to vote in the election of Directors.

     The Company's principal executive office address is Gothic Energy Corporation, 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105, and its telephone number is (918) 749-5666. This Proxy Statement and the enclosed Form of Proxy will be mailed to the Company's shareholders on or about March 14, 1997.


                             ELECTION OF DIRECTORS

     At the Meeting, it is proposed to elect five (5) Directors to hold office until the next Annual Meeting of Shareholders in 1998 and until their respective successors are elected and qualified. It is intended that, unless otherwise indicated, the shares of Common Stock represented by proxies solicited by the Board of Directors will be voted for the election as Directors of the five nominees hereinafter named. If, for any reason, any of said nominees shall become unavailable for election, which is not now anticipated, the proxies will be voted for the other nominees and may be voted for a substitute nominee designated by the Board of Directors. Each nominee has indicated that he is willing and able to serve as a Director if elected, and, accordingly, the Board of Directors does not have in mind any substitute.

     The nominees as Director and their age are as follows:

          Name                         Age
          ----                         ---
          John J. Fleming               56
          Michael K. Paulk              48
          John L. Rainwater             49
          Morton A. Cohen               61
          Brian E. Bayley               44

     JOHN J. FLEMING: Mr. Fleming was elected a Director of the Company in October 1994. Mr. Fleming is currently Chairman, President and Chief Executive Officer of Profco Resources, Ltd., which engages in oil and gas exploration. From 1992 through December 1995, Mr. Fleming was Chairman and chief executive officer of Excel Energy, Inc., engaged in oil and gas exploration. Prior thereto, commencing in 1989 he was Chairman and chief executive officer of Trical Resources, Inc. and its successor Voyager Energy, Inc. Mr. Fleming was Chairman of the Board of American Natural Energy Corporation ("ANEC") from August 1993 to July 1994. He has been involved in the oil and gas industry as president, chairman or chief executive officer of a number of corporations for more than the past fifteen years. Mr. Fleming is also a Director of Imco Recycling Inc., Newfoundland Capital Corporation, Canadian Helicopters Limited and Quest Oil & Gas, Inc.

     MICHAEL K. PAULK: Mr. Paulk was elected President and Director of the Company in October 1994. Mr. Paulk has been engaged in the oil and gas industry for more than fifteen years. He was President of ANEC from its inception in 1985 until his resignation in September 1994 after its acquisition by Alexander Energy Corporation in July 1994.

     JOHN L. RAINWATER: Mr. Rainwater was elected Vice President of Corporate Development in October 1994 and a Director of the Company in April 1995. From June 1992 until he joined the Company in October 1994, Mr. Rainwater was an independent petroleum consultant. From January 1990 through June 1992, Mr. Rainwater was the President of Eberle, Rainwater & Associates, a financial management corporation specializing in mergers and acquisitions and funding activities. Mr. Rainwater resigned as President of the firm in June 1992 and it commenced a proceeding in March 1993 under the Federal Bankruptcy laws.

     MORTON A. COHEN: Mr. Cohen was elected a Director of the Company in October 1995. Mr. Cohen has been, for more than ten years, the President and Chairman of Clarion Capital Corporation, a small business investment company. Mr. Cohen is a Director of Zemec Corporation, Abaxis, Inc., Montek Technologies, Inc., and Cohesant Technologies, Inc.

     BRIAN E. BAYLEY: Mr. Bayley was elected a Director of the Company in February 1996. He has been President of Quest Oil & Gas, Inc. ("Quest") (formerly known as Quest Capital Corporation) since October 1990 and for the four years prior thereto was its Vice-President of Corporate Administration. Mr. Bayley is a Director of a number of other corporations, none of which are reporting companies under the Securities Exchange Act of 1934, as amended.

DIRECTOR AND OFFICER SECURITIES REPORTS

     The Federal securities laws require the Company's Directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of the copies of such reports and other information furnished to the Company, all persons subject to these reporting requirements filed the required reports on a timely basis with respect to the Company's year ended December 31, 1996.


EXECUTIVE COMPENSATION

     The following table sets forth the annual and long-term compensation paid during the Company's three fiscal years ended December 31, 1996 to the Company's chief executive officer and all other executive officers who received compensation exceeding $100,000 and who served in such capacities at December 31, 1996:

                          SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION
-----------------------------------------------------------------------------------------

                                                                    COMPENSATION
                                                            -----------------------------
                                                     OTHER       LONG-TERM
      NAME AND                                       ANNUAL   AWARD'S OPTION   ALL OTHER
 PRINCIPAL POSITION   YEAR      SALARY       BONUS   COMP.          (#)          COMP.
-----------------------------------------------------------------------------------------
Michael K. Paulk      1996  $107,458 /(1)/    -0-     -0-         125,000         -0-
                      1995  $ 96,000          -0-     -0-           -0-           -0-
                      1994  $ 16,000 /(2)/    -0-     -0-         250,000         -0-

John Rainwater        1996  $107,458 /(1)/    -0-     -0-         125,000         -0-
                      1995  $ 96,000          -0-     -0-           -0-           -0-
                      1994  $ 16,000 /(2)/    -0-     -0-         250,000         -0-

---------------------------

(1) Excludes bonuses aggregating $100,000 proposed to be paid to Messrs. Paulk and Rainwater as compensation for 1996, the amount of which is to be determined by the Compensation Committee of the Board of Directors subsequent to the date of this Proxy Statement.

(2) Messrs. Paulk and Rainwater were elected executive officers of the Company on October 31, 1994.

OPTION GRANTS IN YEAR ENDED DECEMBER 31, 1996.
----------------------------------------------

The following table provides information with respect to the above named executive officers regarding options granted to such persons during the Company's year ended December 31, 1996.


                        NUMBER OF          % OF TOTAL OPTIONS/     EXERCISE                       MARKET
                        SECURITIES           SARS GRANTED TO          OR                         PRICE ON
                      UNDERLYING SARS/         EMPLOYEES IN       BASE PRICE                     DATE OF
       NAME          OPTIONS GRANTED (#)       FISCAL YEAR        ($/SHARE)    EXPIRATION DATE    GRANT
-----------------------------------------------------------------------------------------------------------
Michael K. Paulk           125,000 /(1)/           29.8%             $2.56        7/16/2001        $2.56

John Rainwater             125,000 /(1)/           29.8%             $2.56        7/16/2001        $2.56

--------------------------

(1) Of which, options to purchase 62,500 shares become exercisable on July 16, 1997 and options to purchase 62,500 shares become exercisable on July 16,1998, provided, however, such options become immediately fully exercisable in the event of a "change of control," as defined, of the Company.


STOCK OPTION HOLDINGS AT DECEMBER 31, 1996.
------------------------------------------

     The following table provides information with respect to the above named executive officers regarding Company options held at the end of the Company's year ended December 31, 1996 (such officers did not exercise any options during the most recent fiscal year).


                                                       VALUE OF UNEXERCISED
                    NUMBER OF UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                         AT DECEMBER 31,1996        AT DECEMBER 31, 1996 /(1)/
--------------------------------------------------------------------------------
       NAME          EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
--------------------------------------------------------------------------------
Michael K. Paulk       250,000 /(2)/        ---         -0-            -0-
                           ---          125,000 /(3)/   -0-            -0-

John Rainwater         250,000 /(2)/        ---         -0-            -0-
                           ---          125,000 /(3)/   -0-            -0-

----------------------------

(1)  Based on the closing sales price on December 31,1996 of $2.375.
(2)  Exercisable at $2.50 per share.
(3)  Exercisable at $2.56 per share.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements expiring December 31, 1999, with each of Michael Paulk and John Rainwater pursuant to which they are employed as the President and Vice-President, respectively, of the Company. Messrs. Paulk and Rainwater receive base salaries of $121,000 and $121,000 per year, respectively, plus such additional amounts as may be determined from time to time by the Company's Board of Directors. In addition, such persons are to receive a cash bonus as may be determined by the Company's Board of Directors. Messrs. Paulk and Rainwater are also entitled to participate in such incentive compensation and benefit programs as the Company makes available. The Company has the right to terminate the employment agreements at any time upon 45 days notice and, unless the agreement has been terminated for cause, as defined, the Company is obligated to pay such persons the sum of $200,000 together with any sums unpaid under the terms of the employment agreements and continue such persons' medical insurance in effect for a period of one year after such termination. In the event of a change in control, as defined, of the Company, Messrs. Paulk and Rainwater each have the right to terminate their employment agreements with the Company within 60 days thereafter and the Company is obligated to pay to each of such persons the same sums and other benefits described above as if such agreements had been terminated by the Company without cause. The agreements also contain certain provisions restricting such persons from engaging in business activities in competition with the Company.


DIRECTORS COMPENSATION

     Directors of the Company do not receive any compensation for serving in that capacity; however, they are reimbursed for their out-of-pocket expenses in attending meetings.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 21, 1995, Quest Oil & Gas, Inc. ("Quest"), of which Mr. Bayley, a Director of the Company, is an officer, Director and shareholder, loaned to the Company the sum of $1,850,000 to fund payment of the purchase price for an option entered into by the Company in March 1995 to purchase Buttonwood Energy Corporation. The loan of Quest to the Company bore interest at 1% per month and was secured by a mortgage on the properties acquired from The Egolf Company and certain affiliated entities on January 19, 1995 (the "Egolf Acquisition"). The Loan Agreement provided that if the indebtedness was not repaid in full on or before June 30, 1995, on the first day of each of the months of July 1 through October 1, 1995, the Company was to issue to Quest an additional 25,000 shares of Common Stock and, so long thereafter as the loan remained unpaid, on the first day of each month thereafter the Company was to issue to Quest 40,000 shares of Common Stock. The loan was repaid on January 30, 1996 and from March 21, 1995 through January 1, 1996 the Company issued to Quest pursuant to this agreement an aggregate of 320,000 shares of its Common Stock.

     On January 30, 1996, Quest exchanged $1,290,000 principal amount of the loan from Quest for 1,290 shares of the Company's 7-1/2% Cumulative Convertible Preferred Stock. After reflecting the exchange of $1,290,000 principal amount for 1,290 shares of 7-1/2% Cumulative Convertible Preferred Stock, the remaining $560,000 of principal and accrued interest of $173,000 on the loan and other obligations aggregating $92,000 owing to Quest under its agreement to receive 10% of the net profits from revenues generated from the sale of minerals on the properties acquired in the Egolf Acquisition and for reimbursement of legal fees was replaced with a Subordinated Note in the principal amount of $825,000 bearing interest at 7-1/2% per annum, due, together with all accrued interest thereon, ten years from its date of issuance. The $825,000 note was prepaid on March 13, 1996.

     On November 14, 1995, each of Quest and Epoch Capital Corporation purchased the Company's secured notes in the principal amount of $333,333 and common stock purchase warrants to purchase 83,333 shares of the Company's Common Stock at an exercise price of $2.40 per share. A third person not otherwise affiliated with the Company also purchased $333,333 principal amount of such notes and warrants to purchase 83,333 shares of Common Stock. The proceeds were used by the Company to fund the payment of $1,000,000 of the purchase price for a second option entered into in September 1995 to acquire Buttonwood Energy Corporation concurrently with the termination of the option entered into in March 1995. The notes were repaid on January 30, 1996 and bore interest at 1% per month, compounded monthly.

     In connection with the acquisition on May 31, 1995 from Johnson Ranch Partners and an affiliated entity of certain oil and gas assets (the "Johnson Ranch Acquisition"), the Company entered into a Loan Agreement with Stratum Group, L.L.C. ("Stratum") pursuant to which the Company was able to borrow up to $8,131,500. This loan, outstanding in the amount of $6,575,000 at the time, was repaid in full on January 30, 1996. As partial consideration for making the loan, the Company issued to Stratum five year common stock purchase warrants to purchase an aggregate of 1,000,000 shares of the Company's Common Stock exercisable, with respect to 500,000 shares, at $3.50 per share and, as to the remaining 500,000 shares, at $4.00 per share. Effective February 7, 1996, the Company and Stratum agreed to amend the terms of such warrants to grant to Stratum the right, commencing June 2, 1996, to demand registration under the Securities Act of 1933, as amended, of the warrants and shares of Common Stock issuable on exercise thereof. The right was granted to Stratum in consideration of it agreeing not to exercise its right to have its warrants and shares of Common Stock included in a registration statement filed by the Company which became effective on January 26, 1996. As additional consideration for making the loan in May 1995, the Company conveyed to Stratum an overriding royalty interest of 7% in the properties acquired in the Johnson Ranch Acquisition. Through May 15, 1996, Stratum was paid $122,109 pursuant to this royalty interest. On May 15, 1996 the Company completed the acquisition of Stratum's 7% overriding royalty interest for a purchase price of $800,000 and a reduction of the exercise price on Stratum's 1,000,000 Common Stock Purchase Warrants to $3.25 per share.

     Concurrently with entering into the Stratum Loan Agreement, the Company entered into an Oil Purchase and Sale Agreement with Stratum whereby Stratum was obligated to purchase and the Company was obligated to sell, over the five years ending June 30, 2000, certain minimum monthly quantities of crude oil produced from the properties acquired. The purchase price for the minimum amounts of crude oil purchased was fixed at $17.16 per barrel, based on the market price at the time with adjustments for a location differential and transaction cost.
The Company also entered into an agreement with Stratum pursuant to which the Company was obligated to pay to Stratum monthly during the five years ending June 30, 2000, the amount by which the market price prevailing on the date of computation for specified quantities of natural gas ranging from 22,167MmBtu to 32,614MmBtu per month exceeds $1.875 per MmBtu, and Stratum was obligated to pay to the Company the amount by which such price specified for the quantities of natural gas is less than $1.875 per MmBtu. Effective January 30, 1996, the Oil Purchase and Sale Agreement with Stratum was amended to delete the obligations of Stratum and the Company to purchase and sell oil and the agreement relating to natural gas was canceled.

     The Company has agreed with Bank One, Texas, N.A. under the terms of its Credit Facility that in the event certain promissory notes owing to the bank by Messrs. Michael Paulk and John Rainwater in the aggregate amount of $316,000 are not paid when due on December 31, 1997, such amounts will be drawn against the Company's Credit Facility and Messrs. Paulk and Rainwater will be obligated to the Company for such sums.

     Management of the Company believes, based on negotiations that occurred at the time, that the foregoing transactions were no less favorable to the Company than could have been obtained at the time and under the circumstances from non-affiliated persons. All future and on-going transactions between the Company and its officers, Directors and principal stockholders or affiliates will be on terms no less favorable to the Company than may be obtained from unaffiliated third parties, and any such transactions will be approved by a majority of the disinterested Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth below is information concerning the Common Stock ownership of all persons known by the Company to own beneficially 5% or more of the Company's Common Stock, and the Common Stock ownership of each Director of the Company and all Directors and officers of the Company as a group, as of March 5, 1997. As of March 5, 1997, the Company had 12,395,857 shares of Common Stock outstanding.


       NAME AND ADDRESS OF BENEFICIAL
     HOLDER, IDENTITY OF GROUP /(1) (2)/        AMOUNT       PERCENT OF CLASS
--------------------------------------------------------------------------------
    Michael Paulk                             486,976 /(3)/         3.8%
    John Rainwater                            483,916 /(3)/         3.8%
    John Fleming                              150,000 /(4)/         1.2%
    Morton A. Cohen                           500,000 /(5)/         3.9%
    Brian E. Bayley                           150,000 /(6)/         1.2%

    Kuhlen Capital, L.P. /(7)/              1,000,000               8.1%
     45 Rockefeller Plaza 9/th/ Floor
     New York, New York  10111

    Stratum Group, L.L.C. /(7)/             1,000,000 /(8)/         7.5%
     650 Fifth Avenue
     New York, New York  10019

    Cambridge Investments, Ltd. /(7)/       1,161,800               9.4%
     600 Montgomery Street - 27/th/ Floor
     San Francisco, California  94111

    Quest Oil & Gas, Inc.                   2,229,497 /(9)/        16.3%
     1095 West Pender Street-Suite 850
     Vancouver, British Columbia,
     Canada  V6E 2M6

    All Officers and Directors as a Group   1,517,832              12.0%
     (5 persons)

________________________________

(1) This tabular information is intended to conform with Rule 13d-3 promulgated under the Securities Exchange Act of 1934 relating to the determination of beneficial ownership of securities. The tabular information gives effect to the exercise of warrants or options exercisable within 60 days of the date of this table owned in each case by the person or group whose percentage ownership is set forth opposite the respective percentage and is based on the assumption that no other person or group exercise their option.

(2) The address of Messrs. Paulk and Rainwater is c/o the Company, 5727 South Lewis Avenue, Suite 700, Tulsa, Oklahoma 74105. The address of Mr. Fleming is 1500, 340 12th Avenue SW, Calgary, Alberta T2R 1L5. The address of Mr. Cohen is c/o Clarion Capital Corporation, Ohio Savings Plaza, Suite 510,
1801 East Ninth Street, Cleveland, Ohio 44114. The address of Mr. Bayley is c/o Quest Oil & Gas, Inc., 1095 West Pender Street - Suite 850,
Vancouver, British Columbia, Canada  V6E 2M6.

(3) Includes 250,000 shares issuable upon exercise of options at an exercise price of $2.50 per share of which options to purchase 125,000 shares became exercisable on October 31, 1995 and options to purchase the remaining
125,000 shares become exercisable on October 31, 1996.  Also includes
125,000 shares issuable upon exercise of options at an exercise price of $2.56 per share of which options to purchase 62,500 shares become exercisable on July 16, 1997 and options to purchase the remaining 62,500 shares become exercisable on July 16, 1998. In the event of a "change of control" of the Company, as defined in the option agreement, such remaining options become immediately exercisable.

(4) Includes 100,000 shares issuable on exercise of options at an exercise price of $1.50 per share which are exercisable during the five-year period beginning July 11, 1996 and 50,000 shares issuable on exercise of options at an exercise price of $2.56 per share which are exercisable during the five-year period beginning July 16, 1997. The securities beneficially owned by Quest, of which Mr. Fleming is a Director and minority shareholder, or by Marlco, Inc., a wholly owned subsidiary of Quest. Mr. Fleming disclaims beneficial ownership of the shares held by both Quest and Marlco, Inc. See Note 11 below.

(5) Represents shares held by Clarion Capital Corp., of which Mr. Cohen is an officer, Director and principal shareholder. Such amount also includes 250,000 shares issuable on conversion of 500 shares of 7 1/2% Cumulative
Convertible Preferred Stock held by Clarion Capital, Inc.   Also includes
150,000 shares issuable on exercise of options at an exercise price of $2.56 per share which are exercisable during the five-year period beginning July 11, 1996 held by Mr. Cohen.

(6) Includes 150,000 shares issuable on exercise of options at an exercise price of $2.56 per share which are exercisable during the five-year period beginning July 11, 1996. Does not include the securities held by Quest of which Mr. Bayley is Secretary, a Director and holds 11.3% of the shares outstanding. Mr. Bayley disclaims beneficial ownership of such shares.

(7)  Based on information contained in Schedule 13D provided by such person.

(8) Issuable on exercise of common stock purchase warrants at $3.25 per share. The general partner of Stratum Group, L.P. is Stratum Finance, L.L.C. and the members of Stratum Finance, L.L.C. are Energy Investment Partners, a
New York general partnership, Joseph M. Rinaldi, Michael W. Walker, Richard
E. Bani, John C. Alvardo, Curt S. Taylor, and Betsy D. Cotton. Stratum Finance, L.L.C. is managed by Energy Investment Partners, which has four votes, Joseph M. Rinaldi, who has one vote, and Michael W. Walker, appointed by the natural person members of Stratum Finance, L.L.C., who has one vote. Energy Investment Partners has three general partners, SGLLC Partners, L.P. ("SGLLC"), SGLLC Partners Offshore, L.P. ("Offshore") and
The Beacon Group Energy Investment Fund, L.P. ("Fund"). The sole general partner of each of SGLLC and Offshore is SG-GP, L.P. whose sole general partner is Energy Fund GPI, Inc. ("GPI"). The sole general partner of Fund is Beacon Energy Investors, L.P. ("Investors"). The sole general partner of Investors is BEIGP, Inc. ("BEIGP"). The names of the officers and Directors of both GPI and BEIGP are Geoffrey Boisi, John McWilliams,
Preston Miller, bHarold Pote, Faith Rosenfeld, Robert Semmens, David Remmington, Thomas Mendell and Frank Murray.

(9) Includes 300,000 shares issuable on exercise of common stock purchase warrants exercisable at $1.00 per share, 333,331 shares issuable, on exercise of common stock purchase warrants exercisable at $2.40 per share which become exercisable January 26, 1997 and, based on a conversion price calculated as of January 21, 1997 at $2.00 per share, 645,000 shares issuable on conversion of 1,290 shares of 7-1/2% Cumulative Convertible Preferred Stock. By virtue of their ability to direct the voting and disposition of such shares, the Board of Directors of Quest Oil & Gas, Inc. may be deemed to be the beneficial owner of such shares. The Board of Directors of Quest Oil & Gas, Inc. includes Brian E. Bayley, John Fleming, John Craig, Barry Harrison, Harry Steele, A. Murray Sinclair, Jr., and Thomas Swartwood. Based on information provided by Quest Oil & Gas, Inc., the only beneficial holders of more than 5% of the outstanding shares of Quest Oil & Gas, Inc. are Brian E. Bayley, who holds 5.0%, John Fleming, who holds 5.0%, and A. Murray Sinclair, Jr., who holds 5. 7%.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has a Compensation Committee consisting of Messrs. Fleming, Paulk and Cohen and an Audit Committee consisting of Messrs. Fleming and Bayley. The Compensation Committee makes determinations on behalf of the Board of Directors concerning salaries and incentive compensation for officers and employees of and consultants to the Company. The Audit Committee will consider the retention of the Company's independent accountants, review the Company's annual financial statements and discuss the financial statements with the Company's independent accountants, review the independence of accountants conducting the audit, review the services of independent accountants, discuss with management and the independent accountants the Company's accounting system and related systems of internal control and consult as necessary with the independent accountants and the Company's financial staff. The Board of Directors does not have a nominating committee.

     The Company's Board of Directors held six (6) meetings during the year ended December 31, 1996. The audit, compensation and nominating committees held no meetings in 1996.


SUBMISSION OF SHAREHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Any proposals which shareholders intend to present for a vote of shareholders at the Company's 1998 Annual Meeting and which such shareholders desire to have included in the Company's proxy statement and form of proxy relating to that meeting must be sent to the Company's executive office and received by the Company not later than December 14, 1997.

GENERAL

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mails, certain officers and regular employees may solicit proxies personally and by telephone and the Company will request banks, brokerage houses and nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, including financial statements, is being mailed to shareholders herewith.


                                By Order of the Board of Directors

                                John Rainwater, Secretary



Dated:  March 14, 1997

                           APPENDIX:  FORM OF PROXY


                           GOTHIC ENERGY CORPORATION
                      5727 South Lewis Avenue - Suite 700
                            Tulsa, Oklahoma  74105

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mr. Michael K. Paulk and Mr. John L. Rainwater, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Gothic Energy Corporation held of record by the undersigned on March 5, 1997 at the annual meeting of shareholders to be held on April 22, 1997 or any adjournment thereof.

     1.   Election of Directors

          [_] For all nominees listed below (except as marked to contrary below)

          [_]  Withhold Authority to vote for all nominees listed below


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

          John J. Fleming       Morton A. Cohen
          Michael K. Paulk      Brian E. Bayley
          John L. Rainwater

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

     PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



Dated:                 , 1997
        ---------------                 ----------------------------------------
                                        Signature
                                        Title (if required)



                                        ----------------------------------------
                                        Signature (if held jointly)